$120,000,000 of 6.846% MandatOry Par Put Remarketed Securities due May 11, 2025

                           CYTEC INDUSTRIES INC.


                           Underwriting Agreement


                                                                May 6, 1998
                                                         New York, New York


To the Representatives
  named in Schedule I
  hereto of the
  Underwriters named in
  Schedule II hereto


Ladies and Gentlemen:

     Cytec Industries Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, the principal amount of its securities identified in
Schedule I hereto (the "Securities"), to be issued under an indenture (the "Indenture") dated as of March 15, 1998, between the Company and PNC Bank, National Association, as trustee (the "Trustee"). The terms of such sales, pursuant to this Agreement, are described in Schedule I hereto. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

          (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

               (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The


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          offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus is responsive to all the disclosure requirements of the Act and the rules and regulations thereunder as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Company shall not file a Rule 462(b) Registration Statement without the consent of the Representatives.

               (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supple ment or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Company shall not file a Rule 462(b) Registration Statement without the consent of the Representatives.

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") (with respect to documents incorporated by reference in the Registration Statement) and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives expressly and specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A", "Rule 462(b)" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the Registration Statement. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
     Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

          (d) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission.

          (e) Except as described in the Final Prospectus, since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there has not been (i) any increase in the long-term debt of the Company and its consolidated subsidiaries in an amount in excess of $10,000,000, other than indebtedness incurred to pay obligations under the rate lock agreements of the Company described in the Final Prospectus or (ii) except as set forth or contemplated in the Final Prospectus, any material adverse change, or development or event likely to result in a prospective material adverse change, in or affecting the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

          (f) The Company and each of Cytec Fiberite Inc., Cytec Global Holdings Inc. and Cytec Technology Corp. (the "Material Subsidiaries") have been duly incorporated and are validly existing as corporations in good standing under the laws of the State of Delaware, with corporate power and authority to own their properties and conduct their business as described in the Final Prospectus, to execute and deliver this Agreement, any Delayed Delivery Contracts and the Indenture and to issue and sell the Securities as herein contemplated and have been duly qualified as foreign corporations for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties or conduct any business so as to require such qualification, except where failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

          (g) The Company and each of its Material Subsidiaries have good title to all manufacturing plants or facilities (together with the land upon which it is erected and fixtures comprising a part thereof) located in the United States of America (excluding territories and possessions) the net book value (as defined in the Indenture) of which exceeds 1.5% of Consolidated Net Tangible Assets (as defined in the Indenture), except any such plant or facility which is a pollution control or other facility financed by obligations issued by a state or local governmental unit and described in Sections 141(a), 142(a)(5), 142(a)(6), 142(a)(10) or 144(a) of the Internal Revenue Code of 1986, as amended (or any successor provision thereof), or which in the opinion of the Board of Directors of the Company is not of material importance to the total business conducted by the Company and its subsidiaries as a whole (each, a "Principal Property" and collectively, the "Principal Properties"), in each case free and clear of all liens, encumbrances and defects except such as are described in the Final Prospectus or such as do not materially affect the value of such Principal Property and do not interfere with the use made of such Principal Property by the Company and its Material Subsidiaries, except where such impairment or interference would not reasonably be expected to have a Material Adverse Effect; and the Principal Properties held under lease by the Company and the Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such Principal Property by the Company and the Material Subsidiaries except where such interference would not reasonably be expected to have a Material Adverse Effect.

          (h) The execution, delivery and performance of this Agreement, any Delayed Delivery Contracts and the Indenture, the issuance and sale of the Securities and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument of which the Company or any of the Material Subsidiaries is a party or by which the Company or any of the Material Subsidiaries is bound or to which any of the property or assets of the Company or any of the Material Subsidiaries is subject, except where such breach or violation would not reasonably be expected to have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Material Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

          (i) Neither the Company nor any of the Material Subsidiaries is
     (i) in violation of its Certificate of Incorporation or By-laws or
     (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, where such default would be reasonably likely to have a Material Adverse Effect.

          (j) The Indenture has been duly authorized by the Company and when executed and delivered by the Company will be a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

          (k) The Securities, when issued in accordance with this Agreement and the Indenture, will have been duly authorized by the Company and when executed and delivered by the Company will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

          (l) The Delayed Delivery Contracts, if any, have been duly authorized by the Company and when executed and delivered by the Company will constitute legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

          (m) The Remarketing Agreement to be dated May 11, 1998 between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Remarketing Agreement") has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity, including, without limitation, concepts of reasonableness, good faith and fair dealing, regardless of whether in a proceeding at law or in equity, and except that rights to indemnification or contribution may be limited by Federal or State securities laws or public policy relating thereto).

          (n) This Agreement has been duly authorized, executed and delivered by the Company.

          (o) The Securities, the Delayed Delivery Contracts, if any, the Indenture and the Remarketing Agreement conform in all material respects to the description thereof contained in the Registration Statement and Final Prospectus (as applicable).

          (p) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          (q) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

          (r) Other than as set forth or contemplated in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Material Subsidiaries is a party or of which any property of the Company or any of the Material Subsidiaries is the subject which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and, to the best of the Company's knowledge, there are no proceedings threatened or contemplated by governmental authorities or threatened by others which would reasonably be expected to have a Material Adverse Effect.

          (s) The consolidated financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of operations and the consolidated cash flows of the Company and its subsidiaries for the periods specified; such financial statements, except as described therein, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

          (t) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (u) Neither the Company nor any of its affiliates as defined within Section 517.021 of the Florida Statutes does business with the government of

     Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

          (v) Other than as set forth or contemplated in the Final Prospectus, each of the Company and the Material Subsidiaries are in material compliance with all applicable federal, state and local environmental laws and regulations, including those applicable to emissions to the environment, waste management and waste disposal (collectively, "Environmental Laws"), except for such noncompliance as would not, to the best knowledge of the Company, reasonably be expected to have a Material Adverse Effect.

          (w) Other than as set forth or contemplated in the Final Prospectus, (i) there is no claim under any Environmental Law, including common law, pending or, to the best knowledge of the Company, threatened or contemplated against the Company or the Material Subsidiaries (an "Environmental Claim") which would reasonably be expected to have a Material Adverse Effect and (ii) to the knowledge of the Company, under applicable law, there are no past or present actions, activities, circumstances, events or incidents, including releases of any material into the environment, that could form the basis of any Environmental Claim against the Company or the Material Subsidiaries which would reasonably be expected to have a Material Adverse Effect.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of such Securities pursuant to delayed delivery arrangements, the respective principal amount of such Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective principal amount of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter pro vided are herein called "Contract Securities".

     If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Securities for which such Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount equal to the total principal amount of Contract Securities multiplied by a fraction, the numerator of which is the principal amount of Securities set forth opposite the name of such Underwriter and the denominator of which is the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

     3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives, acting jointly and without regard to any agreement among underwriters, and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in same day funds or as otherwise may be agreed as set forth in Schedule I hereto. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than one full business day in advance of the Closing Date.

     The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

     4. Agreements. The Company agrees with the several Underwriters that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supple ment (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object on a timely basis. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, or any document that would be incorporated therein by reference shall have been filed, (iv) of any request by the Commission at any time when a prospectus relating to the Securities is required to be delivered under the Act for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information relating to the offering of the Securities, (v) of the issuance by the Commission at any time when a prospectus relating to the Securities is required to be delivered under the Act of any stop order suspending the effectiveness of the Registration Statement or the institution or threatened institution of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatened initiation of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time, prior to the completion of the distribution of the Securities by the Underwriters (notification of completion to be sent to the Company within 24 hours of such completion), when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary, in the opinion of counsel for the Company, to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) advise the Underwriters promptly of the happening of such event, (ii) prepare and file with the Commission, at the Company's expense, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

          (c) As soon as practicable, but in any event not later than eighteen months after the Effective Date, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement and documents incorporated by reference therein (not including the exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the

     Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange for the qualification of the Securities offered by the Company for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional inves tors and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review, if any, of the offering; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
     Section 4(e), (ii) file any general consent to service of process or
     (iii) subject itself to taxation in any such jurisdiction if it is not so subject.

          (f) The Company will furnish to the Representatives upon request, without charge, for so long as any of the Securities shall remain outstanding, up to a period of one year from the date hereof, (i) copies of any reports or other communications which the Company shall send to its stockholders as a class and (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission and copies of any other reports or financial statements furnished to or filed with any national securities exchange on which any class of securities of the Company is listed.

          (g) The Company will furnish to the Representatives as early as practicable prior to the time of purchase, but no later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 5(f) of this Agreement.

          (h) The Company agrees to apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Final Prospectus.

          (i) The Company agrees to pay all expenses, fees and taxes incident to the performance of its obligations under this Agreement, including, without limitation, (i) the preparation and filing of the Registration Statement, each related preliminary prospectus, the Final Prospectus, any documents incorporated by reference therein at or after the date thereof and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment),
     (ii) the preparation, issuance, execution, authentication and delivery of any engraved Securities, (iii) the qualification of the Securities for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,

     (iv) any listing of the Securities on any securities exchange and any registration thereof under the Exchange Act, (v) any fees payable to investment rating agencies with respect to the Securities, (vi) any filing for review of the public offering of the Securities by the National Association of Securities Dealers, Inc. and (vii) the fees and disbursements of the Trustee. It is understood, however, that, except as provided in (iii) above and Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, any transfer taxes, and any advertising expenses connected with any offers they may make.

          (j) The Company agrees to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (b) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (k) The Company agrees to such other provisions as may be set forth in Schedule I hereto.

     5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or
     (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Edward F. Jackman, Vice President, General Counsel and Secretary of the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and the Material Subsidiaries has been duly incorporated and is validly existing and, based solely on a certificate of good standing, is in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and, based solely on certificates of good standing or other similar certificates of public officials and officers of the Company, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each U.S. jurisdiction which requires such qualification wherein it owns or leases a manufacturing facility and where its failure to so qualify would reasonably be expected to have a Material Adverse Effect;

               (ii) all outstanding shares of capital stock of the Material Subsidiaries are owned by the Company either directly or by wholly owned subsidiaries free and clear of any perfected security interest;

               (iii) the Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at law or in equity); and the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at law or in equity);

               (iv) to the knowledge of such counsel, there is no pending or threatened suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Material Subsidiaries that would reasonably be expected to have a Material Adverse Effect and is of a character required to be disclosed in the Registration Statement which is not disclosed in the Final Prospectus and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required and which absence to be so described or filed would reasonably be expected to have a Material Adverse Effect and the statements included in the Form 10-K for the fiscal year ended December 31, 1997, incorporated by reference in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters;

               (v) this Agreement has been duly authorized, executed and delivered by the Company;

               (vi) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company and (assuming that they have been duly authorized, executed and delivered by the purchasers thereunder) are valid and binding agreements of the Company;

               (vii) the Remarketing Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by Merrill Lynch, Pierce, Fenner & Smith Incorporated, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and subject to general principals of equity, including, without limitation, concepts of reasonableness, good faith and fair dealing, regardless of whether in a proceeding at law or in equity, and except that rights to indemnification or contribution may be limited by Federal or State securities laws or public policy relating thereto);

               (viii) no consent, approval, authorization, order, registration or qualification with any court or governmental agency or body is required for the issue and sale of the Securities or the consummation of the trans actions contemplated herein or in any Delayed Delivery Contracts, except the registration under the Act of the Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

               (ix) the execution, delivery and performance of this Agreement, any Delayed Delivery Contracts, the Remarketing Agreement and the Indenture, the issue and sale of the Securities and the consummation of the transactions herein and therein contemplated will not conflict with, result in a breach or violation of any of the terms or provisions or constitute a default under the Certificate of Incorporation or by-laws of the Company or the terms of any indenture, loan agreement or other material agreement or instrument known to such counsel (including, but not limited to, mortgages and deeds of trust) to which the Company or any of the Material Subsidiaries is a party or bound or to which any of the property or assets of the Company or any of the Material Subsidiaries is subject, except where such breach or violation would not reasonably be expected to have a Material Adverse Effect, or contravene any law, rule or regulation of the United States of America or the State of New York or the General Corporation Law of the State of Delaware or any judgment, order or decree known to such counsel to be applicable to the Company or any of the Material Subsidiaries of any court, regulatory body, adminis-trative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Material Subsidiaries;

               (x) to the best of such counsel's knowledge, neither the Company nor any of the Material Subsidiaries is in default in the performance or observance of any material obligation, agreement covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except where such default would not reasonably be expected to have a Material Adverse Effect;

               (xi) the Annual Reports on Form 10-K for the fiscal years ended December 31, 1996 and December 31, 1997, the Current Reports on Form 8-K dated September 3, 1997, September 30, 1997 (as amended on December 15, 1997), March 18, 1998 and April 16, 1998, incorporated by reference in the Registration Statement and the Final Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), complied as to form in all material respects with the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion);

               (xii) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

               (xiii) such other legal opinions with respect to the Securities as may be set forth in Schedule I hereto.

          Such counsel shall state that the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

          Such counsel shall also state that such counsel had no reason to believe that as of the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that as of the Closing Date the Final Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Registration Statement and the Final Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, and other financial data and accounting information contained or incorporated by reference therein, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, the State of New York or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

          (c) The Company shall have furnished to the Representatives the opinion of Cravath, Swaine & Moore, counsel for the Company, dated the Closing Date, to the effect that:

               (i) based solely on a certificate from the Secretary of State of the State of Delaware, the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority under such laws to own its properties and conduct its business as described in the Final Prospectus;

               (ii) the statements set forth in the Basic Prospectus and the Final Prospectus under the captions "Description of Debt Securities" and "Description of the MOPPRS", respectively, insofar as such statements constitute a summary of the documents referred to therein, constitute fair summaries of such documents. The Securities conform in all material respects to the description thereof contained in the Registration Statement and Final Prospectus;

               (iii) the Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally from time to time in effect and subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at law or in equity); and the Securities have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally from time to time in effect and subject to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether in a proceeding at law or in equity);

               (iv) this Agreement has been duly authorized, executed and delivered by the Company;

               (v) the Registration Statement, at the time the Registration Statement became effective, and the Final Prospectus, as of the Closing Date (in each case except the financial statements and other information of a statistical, accounting or financial nature included therein (except the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which we do not express any view), were appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act;

               (vi) the Remarketing Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by Merrill Lynch, Pierce, Fenner & Smith Incorporated, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and subject to general principals of equity, including, without limitation, concepts of reasonableness, good faith and fair dealing, regardless of whether in a proceeding at law or in equity, and except that rights to indemnification or contribution may be limited by Federal or State securities laws or public policy relating thereto);

               (vii) no authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal, New York or, to the extent required under the General Corporation Law of the State of Delaware, Delaware governmental authority or regulatory body is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained under the Act or the Trust Indenture Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters;

               (viii) the Indenture has been duly qualified under the Trust Indenture Act; and

               (ix) such other legal opinions with respect to the Securities as may be set forth in Schedule I hereto.

          Such counsel shall state that the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

          Such counsel shall also state that they have no reason to believe that as of the Effective Date the Registration Statement (except the financial statements and other information of an accounting or financial nature included therein, or incorporated by reference therein or omitted therefrom, and the Statement of Eligibility on Form T-1 included as an exhibit to the Registration Statement, as to which such counsel need express no view) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that as of the Closing Date the Final Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall also state that the statements set forth under the heading "Certain United States Federal Income Tax Considerations" in the Final Prospectus, insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the MOPPRS.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, the State of New York or the United States, to the extent such counsel deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom such counsel believes to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

          (d) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the chief financial officer of the Company, dated the Closing Date, with respect to the matters set forth in (g) below and to the effect that:

               (i) to such person's knowledge, the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date; and

               (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such person's knowledge, threatened.

          (f) At the Execution Time, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Execution Time, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules and any pro forma financial statements included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; a reading of the minutes of the meetings of the stockholders, directors and the executive, audit, compensation and pension committees of the Company and its subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                    (1) any unaudited financial statements included or
               incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and the Exchange Act and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                    (2) with respect to the period subsequent to the date
               of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Regis tration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company or any other changes in any balance sheet items as the Representatives may reasonably request as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Pro spectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year or the preceding quarter in net sales, earnings from operations, earnings before income taxes or in total or per share amounts of net earnings of the Company and its subsidiaries available for common stockholders or any other income statement items as the Representatives may reasonably request, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                    (3) the amounts included in any unaudited "capsule"
               information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

               (iv) if unaudited pro forma financial statements are included or incorporated in the Registration Statement or the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

          In addition, except as provided in Schedule I hereto, at the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

          (g) (i) Neither the Company nor any of the Material Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Final Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Prospectus, and (ii) since the respective dates as of which information is given in the Final Prospectus there shall not have been any increase in the long-term debt of the Company and its consolidated subsidiaries in an amount in excess of $10,000,000 other than indebtedness incurred to pay obligations under the rate lock agreements of the Company described in the Final Prospectus or any change in or affecting the general affairs, financial position, stockholder's equity or results of operations of the Company and its subsidiaries, in each case otherwise than as set forth or contemplated in the Final Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at the time of purchase on the terms and in the manner contemplated in the Final Prospectus.

          (h) Subsequent to the Execution Time, there shall not have occurred any downgrade in the rating of any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Act) and no such organization shall have publicly announced that is has under surveillance or review, with possible negative implications, its rating of any securities of or guaranteed by the Company.

          (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          (k) The Remarketing Agreement shall have been executed and delivered.

          (l) The Company shall have performed such of its obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase.

          (m) The Company agrees to such other conditions as may be set forth in Schedule I hereto.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Repre sentatives and such cancelation shall be without liability of any party to any other party. Notice of such cancelation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     The documents required to be delivered by this Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Company, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

     6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of one Underwriters' counsel) approved by the Representatives that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities (including the reasonable cost of investigation), joint or several, to which each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment or post-effective amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representa tives expressly and specifically for inclusion therein or that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee and (ii) such indemnity with respect to any untrue statement or omission of a material fact made in the Basic Prospectus or any Preliminary Final Prospectus, or in any amendment thereof or supplement thereto, shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Basic Prospectus or Preliminary Final Prospectus, or in such amendment thereof or supplement thereto, was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly and specifically for inclusion in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the actual or potential defen dants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
(iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided, however, that in any event the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, representing the indemnified parties who are parties to such action or actions). An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such

Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The obligations of the Underwriters shall be several and not joint.

     8. Default by an Underwriter. If any one or more Underwriters shall fail on the Closing Date to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding five business days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time
(i) there shall have occurred a material suspension or limitation in trading in securities generally on the New York Stock Exchange, (ii) there shall have occurred a material suspension or limitation in trading in the Company's securities on the New York Stock Exchange, (iii) there shall not have occurred any downgrade in the rating of any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g)(2) under the Act) and no such organization shall have publicly announced that is has under surveillance or review, with possible negative implications, its rating of any securities of or guaranteed by the Company, (iv) a banking moratorium shall have been declared either by Federal or New York State authorities or
(v) there shall have occurred any materially adverse change in the financial markets or any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto). If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party.

     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancelation of this Agreement.

     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Five Garret Mountain Plaza, West Paterson, NJ 07424, attention of the Secretary.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and the officers and directors and controlling persons referred to in Section 7 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association, or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right or obligation hereunder.

     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

     14. Business Day. For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange is open for trading.

     15. Miscellaneous. On December 8, 1997, Swiss Bank Corporation, of which SBC Warburg Dillon Read is an indirect wholly owned subsidiary, announced its intention to merge with Union Bank of Switzerland. References in this document to Swiss Bank Corporation include references to its successor entity following completion of the merger.

     References to the parties include references to their successors, including, without limitation, an entity which assumes the rights and obligations of the relevant party by operation of the law of the jurisdiction of incorporation or domicile of such party.

     16. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                              Very truly yours,


                              CYTEC INDUSTRIES INC.,

                              By: /s/ D. D. Fry
                                 ---------------------------
                                 Name:
                                 Title:


The foregoing Agreement is
hereby confirmed and
accepted as of the date
specified in Schedule I
hereto.

Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc
SBC Warburg Dillon Read Inc.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED

By: /s/ Paul Collins
   ----------------------
   Name:
   Title:

By:
   ----------------------
   Name:
   Title:

For themselves and the other
several Underwriters, if
any, named in Schedule II to
the foregoing Agreement.

                                 SCHEDULE I


Underwriting Agreement dated May 6, 1998

Registration Statement No. 333-3808

Representative(s): Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Salomon Brothers Inc and SBC Warburg Dillon Read Inc.

Title, Purchase Price and Description of Securities:

       Title: 6.846% MandatOry Par Put Remarketed SecuritiesSM ("MOPPRSSM") due May 11, 2025.

       Principal Amount:           $120,000,000.

       Indenture:                  Indenture dated as of March 15, 1998
                                   between Cytec Industries Inc. and PNC
                                   Bank, National Association, as Trustee.

       Interest Rate:              6.846% per annum to May 11, 2005,
                                   commencing May 11, 1998, payable
                                   semiannually in arrears on the dates
                                   set forth below, to holders of record
                                   on the preceding April 26 and October
                                   27, as the case may be.

       Interest Payment Dates:     May 11 and November 11.

       Remarketing Date:           May 11, 2005.

       Date of Maturity:           May 11, 2025.

       Purchase Price (include
        accrued interest or
        amortization, if any):     103.125%

       Sinking Fund Provisions:    None.

       Redemption Provisions:      As specified in the Prospectus
                                   Supplement under the caption headed
                                   "Description of the MOPPRS- Redemption"
                                   filed with the Commission on May 6,
                                   1998.

       Authorized Denominations:   $1,000 and integral multiples thereof.

       Defeasance Provisions:      The MOPPRS may not be defeased,
                                   purchased or otherwise acquired by the
                                   Company or its subsidiaries or
                                   affiliates other than (i) at any time
                                   prior to the Remarketing Dealer's (as
                                   defined in the Remarketing Agreement)
                                   election to remarket the MOPPRS, in
                                   accordance with Sections 11(b), 11(d)
                                   and 11(e) of the Remarketing Agreement
                                   to be dated May 11, 1998 between the
                                   Company and Merrill Lynch, Pierce,
                                   Fenner & Smith Incorporated (the
                                   "Remarketing Agreement"), and (ii) at
                                   any time after the Remarketing Dealer's
                                   election to remarket the MOPPRS on the
                                   Notification Date pursuant to Section
                                   4(g) or 4(h) of the Remarketing
                                   Agreement.

       Other Provisions:           The MOPPRS are Book-Entry Securities.
                                   The MOPPRS are subject to the
                                   Remarketing Agreement.


Closing Date, Time and Location:   May 11, 1998, 9:30 a.m., at the offices
                                   of Cravath, Swaine & Moore, Worldwide
                                   Plaza, 825 Eighth Avenue, New York, NY.

Method of Payment for
Underwriters' Securities:          Wire transfer in same-day funds.

Type of Offering:  Delayed Offering.

Delayed Delivery Arrangements:  None.

Additional provisions pursuant to Section 4(k):  None.

Additional opinions pursuant to Section 5(b)(xiii) or 5(c)(ix):  None.

Modification of items to be covered by the letter from KPMG Peat Marwick LLP delivered pursuant to Section 5(f) at the Execution Time: None.

Additional conditions pursuant to Section 5(l):  None.

                                SCHEDULE II



                                                 Principal Amount of
                                      Mandatory Par Put Remarketed SecuritiesSM
                                                   due May 11, 2025
     Underwriter                                    to be Purchased

Merrill Lynch, Pierce, Fenner & Smith,..              $ 62,400,000
     Incorporated
Morgan Stanley & Co. Incorporated ......              $ 19,200,000

Salomon Brothers Inc ...................              $ 19,200,000

SBC Warburg Dillon Read Inc. ...........              $ 19,200,000
                                                      -------------

     Total .............................              $120,000,000
                                                      ============

                                SCHEDULE III



                         Delayed Delivery Contract


                                                                       , 19



Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
World Financial Center
North Tower
250 Vesey Street
New York, NY 10281

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, NY 10036

Salomon Brothers Inc
Seven World Trade Center
30th Floor
New York, NY 10048

SBC Warburg Dillon Read Inc.
535 Madison Avenue
New York, NY 10022


Ladies and Gentlemen:

          The undersigned hereby agrees to purchase from Cytec Industries Inc. (the "Company"), and the Company agrees to sell to the undersigned, on May [ ], 1998, (the "Delivery Date"), $ principal amount of the Company's 6.846% MandatOry Par Put Remarketed Securities due May 11, 2025 (the "Securities") offered by the Company's Prospectus dated April 8, 1997, and related Prospectus Supplement dated May 6, 1998, receipt of a copy of which is hereby acknowledged, at a purchase price of [ ]% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from [ , 19 ], to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and
(2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                               Very truly yours,



                               .............................................
                               (Name of Purchaser)


                               By
                                 .........................................
                                 Name:
                                 Title:


                                 .........................................
                                 (Address)


Accepted:


CYTEC INDUSTRIES INC.,


By
  .........................................
  Name:
  Title: